Ivy Funds

Supplement dated December 13, 2012 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012

The table in the “Investment Advisory and Other Services — The Management Agreement — Investment Subadvisers — Advantus Capital Management, Inc.” section on page 79 is deleted and replaced with the following:

Fund Name	Fee Payable to Advantus Capital as a Percentage of the Fund’s Average Net Assets
Ivy Bond Fund	0.263%
Ivy Real Estate Securities Fund	0.480%	[1]

[1]	Through July 31, 2014, Advantus Capital Management, Inc. has contractually agreed to reduce the subadvisory fee paid by IICO by an annual rate of 0.05% of average daily net assets.

The table in the “Investment Advisory and Other Services — The Management Agreement — Investment Subadvisers — Mackenzie Financial Corporation” section on page 80 is deleted and replaced with the following:

Fund Name	Fee Payable to Mackenzie as a Percentage of the Fund’s Average Net Assets
	Fund Assets	Fee[1]
Ivy Cundill Global Value Fund	up to $500 million	0.500%
	over $500 million to $1 billion	0.425%
	over $1 billion to $2 billion	0.415%
	over $2 billion to $3 billion	0.400%
	over $3 billion	0.380%

[1]	Through July 31, 2014, Mackenzie Financial Corporation has contractually agreed to reduce the subadvisory fee paid by IICO by an annual rate of 0.07% of average daily net assets.

The following is added after the last paragraph on page 91:

Through July 31, 2014, IICO has contractually agreed to reduce the management fee paid by Ivy Real Estate Securities Fund by an annual rate of 0.10% of average daily net assets.

Through July 31, 2014, IICO has contractually agreed to reduce the management fee paid by Ivy Cundill Global Value Fund by an annual rate of 0.14% of average daily net assets.

The second paragraph in the “Purchase, Redemption and Pricing of Shares — Reduced Sales Charges (Applicable to Class A and Class E shares only) — Other Funds and InvestEd Portfolios” section on page 117 is deleted in its entirety.

The second bullet point in the “Purchase, Redemption and Pricing of Shares — Sales Charge Waivers for Certain Transactions” section on page 119 is deleted and replaced with the following:

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Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A or Class E shares into the same Fund and account from which the shares were redeemed, if the reinvestment is equal to or greater than $200 and is made within 60 calendar days of the Fund’s receipt of your redemption request. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed, Inc. are not eligible for purchases at NAV under this policy.

The first and second paragraphs in the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders” section on pages 119-120 are deleted and replaced with the following:

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within Ivy Funds and, for clients of Waddell & Reed and Legend, any of the funds within Waddell & Reed Advisors Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C

Supplement	Statement of Additional information	1

shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

The first and second paragraphs in the “Purchase, Redemption and Pricing of Shares — Reinvestment Privilege” section on page 126 are deleted and replaced with the following:

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A or Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A or Class E shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested (which must be equal to or greater than $200) must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received. You can do this only once each calendar year as to Class A and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed, Inc. are not eligible for purchases at NAV under this policy.

Each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy. Purchases within the investment advisory products offered by Waddell & Reed, Inc. are not eligible for purchases at NAV under this policy.

The following is added as a new paragraph prior to the first full paragraph of the “Taxation of the Funds — General” section on page 137:

A Fund may invest in one or more wholly owned subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such special purpose entity likely would be subject to U.S. federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets.

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